UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

HANRYU HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41763	88-1368281
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160, Yeouiseo-ro, Yeongdeungpo-gu, Seoul, Republic of Korea 07231

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +82-2-564-8588

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HRYU	NASDAQ (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Termination of Registrant’s Certifying Accountant

(a)	On August 9, 2023 the Audit Committee (the “Committee”) of the Board of Directors of Hanryu Holdings, Inc. (the “Company”) engaged OneStop Assurance, PAC (the “OneStop”) for limited purpose of conducting an independent review of the Company’s financial statement.

(b)	Upon satisfactory performance by the OneStop, the Committee recommended to the Board of Directors to retain the OneStop Ass as the Company’s independent registered public accounting firm.

(c)	Upon review by the Board of Directors of the Committee’s recommendation, the Board determined to not to extend BF Borgers CPA, PC’s contract as the Company’s independent registered public accounting firm.

(d)	During the year ended December 31, 2022 and 2021 and the subsequent interim period through August 9, 2023, there was no disagreements with BF Borgers CPA, PC (the “BF Borgers”) on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resulted to the BF Borgers ’s satisfaction, would have used it to make reference to the subject matter to disagreement(s) in connection with its report.

(e)	The Company has furnished the BF Borgers with a copy of the foregoing disclosure and requested the BF Borgers to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of the BF Borgers to the Securities and Exchange Commission, dated October 25, 2023, is attached as an exhibit hereto.

(f)	During the two most recent fiscal years and in the subsequent interim period through August 9, 2023, the Company has not consulted with the OneStop with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description
16.01	Letter to SEC by BF Borgers CPA, PC to Securities and Exchange Commission Dated October 25, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 27, 2023	HANRYU HOLDINGS, INC.

	By:	/s/ Changhyuk Kang
	Title:	CEO

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